Exhibit 99.1

[LOGO OMITTED]

                                                   For more information contact:
                                                 James J. Byrnes, Chairman & CEO
                                                      James W. Fulmer, President
                                                          Francis M. Fetsko, CFO
                                             Tompkins Trustco, Inc. 607.273.3210

For Immediate Release
Wednesday, January 26, 2005


Tompkins Trustco, Inc. net income up 10.5% in fourth quarter and 5.8% for the year

ITHACA, NY - Tompkins Trustco, Inc. (TMP - American Stock Exchange)

Tompkins Trustco, Inc. reported net income of $6.6 million for the fourth quarter of 2004, an increase of 10.5% over net income of $6.0 million reported in the same quarter of 2003. Diluted earnings per share(1) of $0.72 for the fourth quarter of 2004 represent an increase of 10.8% from the $0.65 reported in the fourth quarter of 2003.

For the full year, net income was $25.6 million, up 5.8% from the $24.2 million reported in 2003. Diluted earnings per share(1) for the year ended December 31, 2004 were $2.81, an increase of 5.6% over the $2.66 reported in 2003.

James J. Byrnes commented, "We are pleased to report these results in a challenging year that saw continued downward pressure on net interest margin and increased compliance costs associated with the implementation of Section 404 of the Sarbanes-Oxley Act. These were offset through a focus on business development, which yielded steady growth in loans, deposits, and fee income."

------------------
(1) Share and per share data included in this press release have been retroactively adjusted to reflect a 10% stock dividend approved on January 25, 2005 and payable on February 15, 2005, to shareholders of record on February 4, 2005.

Net interest income of $18.3 million in the fourth quarter of 2004 reflected an increase of 5.5% from the same period in 2003. Growth in earning assets was key to improved net interest income, as the net interest margin declined from 4.18% in the fourth quarter of 2003, to 4.14% in the fourth quarter of 2004. For the year ended December 31, 2004, the net interest margin was 4.11%, compared to 4.28% in the prior year.

At December 31, 2004, total loans were $1.2 billion, up 9.6% from $1.1 billion at December 31, 2003. The growth was primarily centered in residential and commercial real estate loans. Asset quality trends showed improvement during the period. Nonperforming assets, which include nonaccrual loans, loans 90 days past due and still accruing, troubled debt restructurings, and other real estate owned, were $7.7 million at December 31, 2004, compared to $8.0 million at December 31, 2003. As a percentage of total assets, the level of nonperforming assets declined from 0.43% at December 31, 2003, to 0.39% at December 31, 2004.

Funding for loan growth was supported by a $149.7 million or 10.6% increase in deposits, from $1.4 billion at year-end 2003, to $1.6 billion at year-end 2004. Mr. Byrnes stated, "Deposit growth benefited from recent additions to our branch network, including the Auburn Office of Tompkins Trust Company, which opened in July 2003, and the Mount Kisco Office of Mahopac National Bank, which opened in July 2004."

The Company also uses wholesale funding sources, which include borrowings and securities sold under agreements to repurchase, to support asset growth. Deposit growth provided an alternative funding source to these wholesale funds, contributing to a decrease in wholesale funds during the period from $275.0 million at December 31, 2003, to $217.0 million at December 31, 2004.

Noninterest income for the fourth quarter of 2004 was $7.0 million, an increase of 8.2% from the same period in 2003. For the full year, noninterest income was $28.0 million, up 10.8% from the $25.3 million reported in 2003. The growth trends for key fee generating business activities included: Service charges on deposit accounts of $8.0 million in 2004, up 10.6% from the prior year; insurance commissions and fees of $6.4 million, up 21.1%; and trust and investment services income of $5.2 million, up 20.5%. Noninterest income was negatively impacted by a decline in gains on the sale of loans from $970,000 in 2003, to $240,000 in 2004. Insurance revenues have grown by 30.1% since 2002, and the recent acquisition of Banfield & Associates, Inc., on December 31, 2004, provides Tompkins Insurance with its first physical presence in Ithaca, NY.

Noninterest expenses were $15.0 million for the fourth quarter, up 5.6% from the same period in 2003. For the full year, noninterest expense of $58.2 million was up 8.1% from 2003. These increases were primarily due to higher compensation and benefits related expenses, which were up $848,000 for the quarter and $3.0 million for the year-to-date period. Noninterest expenses were negatively affected by compliance efforts related to Section 404 of the Sarbanes-Oxley Act. The legislation imposes new internal control documentation, testing, and audit standards for all publicly traded companies. External costs for professional services related to the implementation of Section 404 of the Sarbanes-Oxley Act were $429,000 in the fourth quarter of 2004, and $633,000 for the full year. Mr. Byrnes noted, "A portion of these costs relate to the initial implementation efforts and we expect the ongoing costs to be lower in 2005." Current year noninterest expenses were also impacted by the first full year of expense associated with the Auburn Office, which opened in July 2003, and the Mount Kisco Office, which opened in July 2004.

Tompkins Trustco, Inc. operates 34 banking offices in the New York State markets served by the Company's subsidiary banks - Tompkins Trust Company, The Bank of Castile, and Mahopac National Bank. Through its community banking subsidiaries, the Company provides traditional banking services, and offers a full range of money management services through Tompkins Investment Services (a division of Tompkins Trust Company). The Company also offers insurance services through its Tompkins Insurance Agencies, Inc. subsidiary, an independent agency serving individuals and business clients throughout western New York. Each Tompkins subsidiary operates with a community focus, meeting the needs of the unique communities served.

"Safe Harbor" Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risk, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.

Consolidated Statements of Condition (Unaudited)

                                                                                                              As of December 31
(in thousands except share and per share data)                                                              2004           2003
----------------------------------------------------------------------------------------------------------------------------------
ASSETS

Cash and non-interest bearing balances due from banks                                                     $ 39,911       $ 56,540
Interest bearing balances due from banks                                                                     1,021          9,216
Federal funds sold                                                                                               0              0
Available-for-sale securities, at fair value                                                               591,071        592,137
Held-to-maturity securities, fair value of $70,526 at December 31, 2004,
      and $51,441 at December 31, 2003                                                                      69,252         49,528
Loans and leases, net of unearned income and deferred costs and fees                                     1,172,148      1,069,140
Less reserve for loan/lease losses                                                                          12,549         11,685
----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Net Loans/Leases      1,159,599      1,057,455

Bank premises and equipment, net                                                                            33,118         28,466
Corporate owned life insurance                                                                              23,940         22,843
Goodwill                                                                                                    12,280         11,541
Intangible assets                                                                                            2,782          3,322
Accrued interest and other assets                                                                           37,321         33,398
----------------------------------------------------------------------------------------------------------------------------------
                                                                                       Total Assets     $1,970,295     $1,864,446

LIABILITIES, MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES,
      AND SHAREHOLDERS' EQUITY
Deposits:
  Interest-bearing:
      Checking, savings, and money market                                                                 $784,850       $747,691
      Time                                                                                                 455,942        381,175
  Noninterest-bearing                                                                                      320,081        282,259
----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Total Deposits      1,560,873      1,411,125

Securities sold under agreements to repurchase                                                             153,715        187,908
Other borrowings                                                                                            63,303         87,111
Other liabilities                                                                                           19,937         17,843
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Total Liabilities      1,797,828      1,703,987
----------------------------------------------------------------------------------------------------------------------------------

Minority interest in consolidated subsidiaries                                                               1,465          1,489

Shareholders' equity:
  Common stock - par value $0.10 per share:  Authorized 15,000,000 shares;
       Issued 8,163,681 shares at December 31, 2004, and 8,185,816 shares at December 31, 2003                 816            819
  Surplus                                                                                                   75,837         76,926
  Undivided profits                                                                                         94,522         78,676
  Accumulated other comprehensive income                                                                       871          3,015
  Treasury stock at cost: 44,290 shares at December 31, 2004, and 26,981 shares at December 31, 2003        (1,044)          (466)
----------------------------------------------------------------------------------------------------------------------------------
                                                                         Total Shareholders' Equity       $171,002       $158,970
----------------------------------------------------------------------------------------------------------------------------------
                                 Total Liabilities, Minority Interest in Consolidated Subsidiaries,
                                                                           and Shareholders' Equity     $1,970,295     $1,864,446
==================================================================================================================================

Consolidated Statements of Income (Unaudited)

                                                                             Quarter to Date                  Year to Date

                                                                         12/31/2004    12/31/2003        12/31/2004     12/31/2003
                                                                        ------------  ------------      ------------   ------------
INTEREST AND DIVIDEND INCOME
Loans                                                                       $18,146       $16,493           $68,935        $67,830
Interest on balances due from banks                                               4             2                93             27
Federal funds sold                                                                8             1                25             16
Available-for-sale securities                                                 5,784         6,054            23,720         21,557
Held-to-maturity securities                                                     521           411             1,900          1,565
-----------------------------------------------------------------------------------------------------------------------------------
                                    Total Interest and Dividend Income       24,463        22,961            94,673         90,995
-----------------------------------------------------------------------------------------------------------------------------------

INTEREST EXPENSE
Deposits:
     Time certificates of deposits of $100,000 or more                          828           617             2,890          2,782
     Other deposits                                                           3,310         3,038            12,334         13,361
Federal funds purchased and securities sold under agreements to               1,127           965             4,390          3,285
repurchase
Other borrowings                                                                870           972             3,713          4,065
-----------------------------------------------------------------------------------------------------------------------------------
                                                Total Interest Expense        6,135         5,592            23,327         23,493
-----------------------------------------------------------------------------------------------------------------------------------
                                                   Net Interest Income       18,328        17,369            71,346         67,502
-----------------------------------------------------------------------------------------------------------------------------------
                                Less:  Provision for loan/lease losses          587           774             2,860          2,497
-----------------------------------------------------------------------------------------------------------------------------------
             Net Interest Income After Provision for Loan/Lease Losses       17,741        16,595            68,486         65,005
-----------------------------------------------------------------------------------------------------------------------------------

NONINTEREST INCOME
Trust and investment services income                                          1,274         1,188             5,212          4,325
Service charges on deposit accounts                                           2,118         2,004             7,987          7,220
Insurance commissions and fees                                                1,491         1,292             6,374          5,265
Card services income                                                            636           538             2,471          2,273
Other service charges                                                           744           701             3,202          3,043
Increase in cash surrender value of corporate owned life insurance              388           235             1,195          1,012
Gains on sale of loans                                                           55           120               240            970
Other income                                                                    265           448             1,204          1,104
Net realized (loss) gain on available-for-sale securities                        29          (58)                98             43
-----------------------------------------------------------------------------------------------------------------------------------
                                              Total Noninterest Income        7,000         6,468            27,983         25,255
-----------------------------------------------------------------------------------------------------------------------------------

NONINTEREST EXPENSES
Salary and wages                                                              6,900         6,118            26,866         24,061
Pension and other employee benefits                                           1,769         1,703             7,115          6,891
Net occupancy expense of bank premises                                          945           891             3,700          3,413
Furniture and fixture expense                                                   887           829             3,445          3,260
Marketing expense                                                               426           554             1,899          1,944
Professional fees                                                               549           183             1,664            869
Software licensing and maintenance                                              442           375             1,451          1,179
Amortization of intangible assets                                               151           203               653            746
Other operating expense                                                       2,922         3,342            11,435         11,494
-----------------------------------------------------------------------------------------------------------------------------------
                                            Total Noninterest Expenses       14,991        14,198            58,228         53,857
-----------------------------------------------------------------------------------------------------------------------------------
                         Income Before Income Tax Expense and Minority
                                 Interest in Consolidated Subsidiaries        9,750         8,865            38,241         36,403
-----------------------------------------------------------------------------------------------------------------------------------
Minority interest in consolidated subsidiaries                                   31            33               133            134
                                                    Income Tax Expense        3,138         2,877            12,493         12,064
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Net Income       $6,581        $5,955           $25,615        $24,205
-----------------------------------------------------------------------------------------------------------------------------------
Basic Earnings Per Share                                                      $0.74         $0.66             $2.86          $2.71
Diluted Earnings Per Share                                                    $0.72         $0.65             $2.81          $2.66
-----------------------------------------------------------------------------------------------------------------------------------

Per share data has been retroactively adjusted to reflect a 10% stock dividend declared on January 25, 2005.

Tompkins Trustco, Inc. - Summary Financial Data (Unaudited)

                                                  ---------------------------------------------------------------------------------
(In thousands, except per share data)                                        Quarter-Ended                             Year-Ended
                                                  ---------------------------------------------------------------------------------
                                                         Dec-04        Sept-04       Jun-04       Mar-04      Dec-03        Dec-04
                                                  ---------------------------------------------------------------------------------
Period End Balance Sheet
-----------------------------------------------------------------------------------------------------------------------------------
Securities                                             $660,323       $680,803     $663,893     $683,473    $641,665      $660,323
-----------------------------------------------------------------------------------------------------------------------------------
Loans and leases, net of unearned income
-----------------------------------------------------------------------------------------------------------------------------------
   and deferred costs and fees                        1,172,148      1,145,522    1,121,987    1,089,236   1,069,140     1,172,148
-----------------------------------------------------------------------------------------------------------------------------------
Reserve for loan/lease losses                            12,549         12,175       12,100       12,100      11,685        12,549
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                          1,970,295      1,972,281    1,929,360    1,945,958   1,864,446     1,970,295
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Total deposits                                        1,560,873      1,538,833    1,490,575    1,487,763   1,411,125     1,560,873
-----------------------------------------------------------------------------------------------------------------------------------
Federal funds purchased and securities sold
   under agreements to repurchase                       153,715        163,731      189,350      189,016     187,908       153,715
-----------------------------------------------------------------------------------------------------------------------------------
Other borrowings                                         63,303         77,487       73,052       81,376      87,111        63,303
-----------------------------------------------------------------------------------------------------------------------------------
Shareholders' Equity                                    171,002        168,214      157,163      165,232     158,970       171,002
-----------------------------------------------------------------------------------------------------------------------------------

Average Balance Sheet
-----------------------------------------------------------------------------------------------------------------------------------
Average assets                                       $1,966,811     $1,959,426   $1,929,317   $1,900,810  $1,845,515    $1,939,223
-----------------------------------------------------------------------------------------------------------------------------------
Average equity                                          169,816        161,065      160,891      161,598     155,466       163,354
-----------------------------------------------------------------------------------------------------------------------------------

Share data
-----------------------------------------------------------------------------------------------------------------------------------
Weighted average shares outstanding (basic)           8,935,339      8,933,029    8,977,153    8,979,013   8,959,943     8,956,013
-----------------------------------------------------------------------------------------------------------------------------------
Weighted average shares outstanding (diluted)         9,091,237      9,065,818    9,119,615    9,134,318   9,136,142     9,102,627
-----------------------------------------------------------------------------------------------------------------------------------
Period-end shares outstanding                         8,136,700      8,118,181    8,138,536    8,167,054   8,158,835     8,136,700
-----------------------------------------------------------------------------------------------------------------------------------
Book value per share                                     $19.11         $18.84       $17.56       $18.39      $17.71        $19.11
-----------------------------------------------------------------------------------------------------------------------------------

Income Statement
-----------------------------------------------------------------------------------------------------------------------------------
Net interest income                                     $18,328        $18,053      $17,610      $17,355     $17,369       $71,346
-----------------------------------------------------------------------------------------------------------------------------------
Provision for loan/lease losses                             587            749          736          788         774         2,860
-----------------------------------------------------------------------------------------------------------------------------------
Noninterest income                                        7,000          7,296        6,802        6,885       6,468        27,983
-----------------------------------------------------------------------------------------------------------------------------------
Noninterest expense                                      14,991         14,387       14,647       14,203      14,198        58,228
-----------------------------------------------------------------------------------------------------------------------------------
Minority interest in consolidated subsidiaries               31             34           34           34          33           133
-----------------------------------------------------------------------------------------------------------------------------------
Income tax expense                                        3,138          3,395        2,893        3,067       2,877        12,493
-----------------------------------------------------------------------------------------------------------------------------------
Net income                                                6,581          6,784        6,102        6,148       5,955        25,615
-----------------------------------------------------------------------------------------------------------------------------------
Basic earnings per share                                  $0.74          $0.76        $0.68        $0.68       $0.66         $2.86
-----------------------------------------------------------------------------------------------------------------------------------
Diluted earnings per share                                $0.72          $0.75        $0.67        $0.67       $0.65         $2.81
-----------------------------------------------------------------------------------------------------------------------------------

Asset Quality
-----------------------------------------------------------------------------------------------------------------------------------
Net charge-offs                                            $213           $674         $737         $373        $710        $1,997
-----------------------------------------------------------------------------------------------------------------------------------
  Nonaccrual loans and leases                             7,392          7,797        8,177        8,062       7,321         7,392
-----------------------------------------------------------------------------------------------------------------------------------
  Loans and leases 90 days past due and accruing             31             25           22           46          26            31
-----------------------------------------------------------------------------------------------------------------------------------
  Troubled debt restructurings not included above           189            190          193          195         246           189
-----------------------------------------------------------------------------------------------------------------------------------
Total nonperforming loans and leases                      7,612          8,012        8,392        8,303       7,593         7,612
-----------------------------------------------------------------------------------------------------------------------------------
  OREO                                                       89            104          167          299         385            89
-----------------------------------------------------------------------------------------------------------------------------------
Nonperforming assets                                      7,701          8,116        8,559        8,602       7,978         7,701
-----------------------------------------------------------------------------------------------------------------------------------

Tompkins Trustco, Inc. - Summary Financial Data (Unaudited)

                                                  ---------------------------------------------------------------------------------
                                                                             Quarter-Ended                             Year-Ended
                                                  ---------------------------------------------------------------------------------
                                                         Dec-04         Sep-04       Jun-04       Mar-04      Dec-03        Dec-04
                                                  ---------------------------------------------------------------------------------
Credit Quality
-----------------------------------------------------------------------------------------------------------------------------------
Net loan and lease losses/ average loans
     and leases *                                         0.07%          0.24%        0.27%        0.14%       0.27%         0.18%
-----------------------------------------------------------------------------------------------------------------------------------
Nonperforming loans and leases/loans and leases           0.65%          0.70%        0.75%        0.76%       0.71%         0.65%
-----------------------------------------------------------------------------------------------------------------------------------
Nonperforming assets/assets                               0.39%          0.41%        0.44%        0.44%       0.43%         0.39%
-----------------------------------------------------------------------------------------------------------------------------------
Reserve/ nonperforming loans loans and leases           164.86%        151.96%      144.18%      145.73%     153.89%       164.86%
-----------------------------------------------------------------------------------------------------------------------------------
Reserve/loans and leases                                  1.07%          1.06%        1.08%        1.11%       1.09%         1.07%
-----------------------------------------------------------------------------------------------------------------------------------

Capital Adequacy (period-end)
-----------------------------------------------------------------------------------------------------------------------------------
Tier I capital / average assets                            8.1%           7.9%         7.9%         7.9%        7.9%          8.1%
-----------------------------------------------------------------------------------------------------------------------------------
Total capital / risk-weighted assets                      13.4%          13.4%        13.3%        13.4%       13.4%         13.4%
-----------------------------------------------------------------------------------------------------------------------------------

Profitability
-----------------------------------------------------------------------------------------------------------------------------------
Return on average assets *                                1.33%          1.38%        1.27%        1.30%       1.28%         1.32%
-----------------------------------------------------------------------------------------------------------------------------------
Return on average equity *                               15.41%         16.76%       15.25%       15.30%      15.20%        15.68%
-----------------------------------------------------------------------------------------------------------------------------------
Net interest margin (TE) *                                4.14%          4.06%        4.08%        4.12%       4.18%         4.11%
-----------------------------------------------------------------------------------------------------------------------------------

* Quarterly ratios have been annualized

Per share data has been retroactively adjusted to reflect a 10% stock dividend declared on January 25, 2005.